Exhibit 99.1

Powering potential Tri-State generation and transmission association, inc. 2018 INVESTOR PRESENTATION Tri-State Investor Presentation a touchstone energy cooperative

Forward-looking statements detail our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, financing needs, or intentions relating to acquisitions, business trends and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes” and “forecasts” or future or conditional verbs, such as “will,” “should,” “could” or “may,” and variations of such words or similar expressions, are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described from time to time in our filings with the Securities and Exchange Commission. All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data, are based upon our current expectations and various assumptions. Our expectations and beliefs are expressed in good faith, and we believe there is a reasonable basis for them. However, we cannot provide certainty that management’s expectations and beliefs will be achieved. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Tri-State Investor Presentation | 2

Powering potential Power today, potential tomorrow We are Tri-State, a not-for-profit, wholesale power supplier to 43 electric cooperatives and public power districts across the Western United States. Together, we provide power to more than one million energy consumers in Colorado, Nebraska, New Mexico and Wyoming. OUR MEMBERS’ SERVICE TERRITORY 43 Members Tri-State’s member systems are spread across Colorado, Nebraska, New Mexico and Wyoming. We believe that reliable power is the lifeblood of the rural West, and is critical to the future of our communities. That’s why we’ve made it our mission to supply affordable, responsibly-generated power to the farms, ranches, resorts and small towns that our members serve. 200,000 Square miles Approximate size of distribution cooperative retail service territory, larger than the size of California. Our members are the sole state-certified providers of electric service to retail customers within their designated service territories. Tri-State Investor Presentation | 3

We operate according to our core principles, recognized and followed by cooperatives around the globe. 1. Voluntary and open membership We follow the cooperative business model Our members are our association. We are different than investor-owned utilities. Shareholders do not control the direction of our not-for-profit business; our members and their consumers do. Our association is member-owned and member-governed. 2. Democratic member control 3. Members’ economic participation 4. Autonomy and independence What is a member system? A member system is an electric cooperative or public power district that distributes energy to its consumers. Our members maintain their own distribution lines and support their consumers: residential, business and agriculture. Like our own board, each of our electric cooperative and public power district members is governed by a democratically-elected board of directors. Member systems are also called electric distribution systems. 5. Education, training and information 6. Cooperation among cooperatives 7. Concern for community Tri-State Investor Presentation | 4

2017 Sales diversity Our member systems distribute electricity to a diverse base of end-use consumers. Member sales by state 5% 5% 13% 13 In 2017, our members’ 10 largest consumers represented just 15 percent of our cumulative member electric energy sales. No individual consumer of our member systems represented more than 5 percent of our total energy sales to our members. Colorado New Mexico Wyoming Nebraska % % 65% 65% In 2017, our largest member system, United Power, accounted for approximately 14 percent of our member sales. Our 10 largest members account for 60 percent of our member sales. Top 10 energy sales Members’ 2017 sales of energy by customer class 3% 8% 15% Large Commercial Residential Small Commercial Irrigation Other 39% 21% Top 10 consumers Other consumers 85% 29% Tri-State Investor Presentation | 5

Our transmission lines span the West Reliable electricity hinges on our multi-state transmission network. It delivers electricity from our generation resources to our members’ consumers or to energy markets for sale. Our transmission network includes lines, substations, telecommunications, maintenance centers and field offices. Keeping the lights on for our members’ consumers means our transmission system must be maintained and invested in regularly. By owning most of our transmission network, we can more quickly add facilities and delivery points to serve our members’ growing energy loads. In 2015, we joined the Southwest Power Pool (SPP), a regional transmission organization, for our transmission facilities and loads located in the Eastern Interconnection, making up approximately 4.5 percent of our load. We, along with other regional utilities and transmission providers, are part of an informal group known as the Mountain West Transmission Group (MWTG), formed to explore an organized market in the Rocky Mountain region of the Western Interconnection. Tri-State continues to evaluate participation within the SPP organized market and other options with current MWTG participants. Membership in a regional transmission organization or other markets could benefit our system. $1.5B IN TOTAL INVESTMENT 378 BULK SUBSTATIONS 488 DELIVERY POINTS 5,562 MILES OF LINE Tri-State Investor Presentation | 6

Our members

COLORADO

- DM Delta-Montrose Electric Association, Montrose
- EM Empire Electric Association, Inc., Cortez
- GC Gunnison County Electric Association, Inc., Gunnison
- HL Highline Electric Association, Holyoke
- KC K.C. Electric Association, Inc., Hugo
- LP La Plata Electric Association, Inc., Durango
- MC Morgan County Rural Electric Association, Fort Morgan
- MP Mountain Parks Electric, Inc., Granby
- MV Mountain View Electric Association, Inc., Limon
- PV Poudre Valley Rural Electric Association, Inc., Fort Collins
- SI San Isabel Electric Association, Inc., Pueblo West
- SV San Luis Valley Rural Electric Cooperative, Inc., Monte Vista
- SM San Miguel Power Association, Inc., Nucla
- SC Sangre de Cristo Electric Association, Inc., Buena Vista
- SE Southeast Colorado Power Association, La Junta
- UN United Power, Inc., Brighton
- WR White River Electric Association, Inc., Meeker
- YW Y-W Electric Association, Inc., Akron

NEBRASKA

- CR Chimney Rock Public Power District, Bayard
- MW Midwest Electric Cooperative Corporation, Grant
- NW Northwest Rural Public Power District, Hay Springs
- PH Panhandle Rural Electric Membership Association, Alliance
- RS Roosevelt Public Power District, Scottsbluff
- WB Wheat Belt Public Power District, Sidney

NEW MEXICO

- CN Central New Mexico Electric Cooperative, Inc., Mountainair
- CO Columbus Electric Cooperative, Inc., Deming
- CD Continental Divide Electric Cooperative, Inc., Grants
- JM Jemez Mountains Electric Cooperative, Inc., Española
- MO Mora-San Miguel Electric Cooperative, Inc., Mora
- NR Northern Rio Arriba Electric Cooperative, Inc., Chama
- OC Otero County Electric Cooperative, Inc., Cloudcroft
- SR Sierra Electric Cooperative, Inc., Elephant Butte
- SO Socorro Electric Cooperative, Inc., Socorro
- SW Southwestern Electric Cooperative, Inc., Clayton
- SP Springer Electric Cooperative, Inc., Springer

WYOMING

- BH Big Horn Rural Electric Company, Basin
- CB Carbon Power & Light, Inc., Saratoga
- GL Garland Light & Power Company, Powell
- HP High Plains Power, Inc., Riverton
- HW High West Energy, Inc., Pine Bluffs
- NB Niobrara Electric Association, Inc., Lusk
- WL Wheatland Rural Electric Association, Wheatland
- WY Wyrulec Company, Torrington

Our resources

1. **Headquarters and Operations Center**
   Westminster, Colorado
2. **Craig Station**
   Craig, Colorado
3. **Nucla Station**
   Nucla, Colorado
4. **Burlington Station**
   Burlington, Colorado
5. **J.M. Shafer Generating Station**
   Fort Lupton, Colorado
6. **Limon Generating Station**
   Limon, Colorado
7. **Frank R. Knutson Generating Station**
   Brighton, Colorado
8. **Rifle Generating Station**
   Rifle, Colorado
9. **Laramie River Station**
   Wheatland, Wyoming
10. **Escalante Generating Station**
    Prewitt, New Mexico
11. **Pyramid Generating Station**
    Lordsburg, New Mexico
12. **David A. Hamil DC Tie**
    Stegall, Nebraska
13. **Springerville Generating Station**
    Springerville, Arizona
14. **Colowyo Mine**
    Meeker, Colorado
15. **Cimarron Solar (PPA)**
    Springer, New Mexico
16. **Kit Carson Windpower (PPA)**
    Burlington, Colorado
17. **Colorado Highlands Wind (PPA)**
    Fleming, Colorado
18. **Carousel Wind (PPA)**
    Burlington, Colorado
19. **San Isabel Solar (PPA)**
    Trinidad, Colorado
20. **Alta Luna Solar (PPA)**
    Deming, New Mexico
21. **Twin Buttes II Wind (PPA)**
    Lamar, Colorado



WYOMING
NEBRASKA
COLORADO
NEW MEXICO

Tri-State Investor Presentation | 7

Approximately 30 percent of the electricity our consumers use comes from renewable resources, which is just one part of our diverse energy mix. A diverse generation portfolio How we generate and purchase power is as important to our members as the transmission lines that deliver their electricity. Tri-State is able to meet our members’ needs by deploying an efficient fleet of owned generation resources, long-term purchase power contracts and market purchases. Our diverse generation portfolio leverages the West’s plentiful natural resources to generate reliable and affordable electricity for our membership. We manage risks and costs of power generation using base load-serving coal generating units, intermediate load-serving natural gas combined-cycle generating units, peak load-serving natural gas and oil combustion turbines, and renewable resources, including hydropower, wind and solar. To manage the costs of fuel supply, we use coal from Tri-State-owned mines and contract for other coal supplies through our cooperative network. Sources of generation 1,835 MW COAL 1,155 MW RENEWABLES 973 MW NATURAL GAS/OIL 518 MW CONTRACTS Tri-State Investor Presentation | 8 41% 26% 22% 11%

Investing in renewable energy Since its start, Tri-State has used renewable energy through the federal hydropower system. By strategically adding new renewable energy resources to its portfolio, such as wind and solar energy, Tri-State has benefited from improved technology and declining prices. The use of power purchase agreements (PPAs) has allowed Tri-State to gain operational experience with renewable energy generation in its overall generating portfolio, while allowing project owners the opportunity to realize the tax benefits and to provide expertise in operating and maintaining the projects. Most of Tri-State’s renewable PPAs have either rights of first refusal to purchase the asset in the event it is being sold or an outright purchase option at certain points in the contract. 1,200MWs* oftotal contracted renewable resources *As of 12/31/17 Tri-State also supports its members’ development of local renewable energy and distributed energy resources, with incentives and technical support for the development of member-owned or sponsored projects. Collectively, these member projects (completed or under development) account for approximately 143 megawatts* of renewable energy resources. been delivering electricity using Tri-State Investor Presentation | 9 We are #1 in solar power among cooperative G&Ts. We and our members have hydropower since 1952. We have increased our purchased wind power seven times since 2010. Half a million homes are powered by renewable resources in our members’ service territories.

Competitiveness of our generating units Given our mission to provide a low-cost and reliable power supply to our members, resource planning is fundamental to our future health. Through state-of-the-art environmental controls and efficiency upgrades on our generating units, we believe our fleet will remain competitive. Other factors contributing to our competitiveness include: - All of our units have been well maintained - Coal units are being prepared to operate in an RTO in the future - A Generation Performance Monitoring Center is being deployed to drive down operating and management costs - Our coal and water supply is either owned or cost competitive Tri-State Investor Presentation | 10

Environmental management system

Tri-State's Environmental Management System (EMS) achieves environmental compliance, enhances strategic planning and promotes environmental stewardship.

The comprehensive EMS guides our activities and ensures compliance in a systematic approach that accomplishes environmental goals and keeps facilities running efficiently. We were among the first cooperatives in the nation to adopt an EMS. We continue to make sure we're meeting or exceeding the highest standards of federal and state clean air and water standards.

Regulation mitigation

In order to keep our services and products affordable for the long-term benefit of our member systems and their consumers, we have developed an approach to engage in legislative and regulatory processes to influence outcomes. Our external policy and compliance councils monitor legislation and regulatory activities, and a multi-disciplinary representation of our staff analyzes these activities for their long-term effect on Tri-State and the member systems. We evaluate the effectiveness of the actions and strive to work constructively with state and federal officials to help craft workable and effective solutions.

Craig Nucla Escalante Laramie River Springerville

Sulfur Dioxide Removal	Nitrogen Oxide Reduction / Removal	Particulate Collection / Removal
Wet or Dry Flue Gas Desulfurization (FGD) Scrubber System	Low Nitrogen Oxide Burners, Selective Catalytic Reduction (SCR), Selective Non-Catalytic Reduction (SNCR) or Combustion Optimization	Fabric-Filter Baghouses and Electrostatic Precipitators

TRI-STATE

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Fewer internal regulations Our association is self-governed and not subject to the same rate and resource planning regulations that apply to other utilities. The Tri-State board of directors approves expenditures and, with a few exceptions, sets wholesale power rates for our member systems without approval from a regulatory body. We have the ability to respond directly to the needs of our member systems. It also allows our association to avoid the costs and uncertainties of gaining approval of wholesale rates and capital expenditures from a regulatory body. Tri-State Investor Presentation | 12

Long-term wholesale power contracts create a stable and predictable revenue stream Wholesale power contracts • In place with our members: 42 member contracts extend to 2050 (96.8 percent of member sales) 1 member contract extends to 2040 (3.2 percent of member sales) Contract obligations • Contracts obligate Tri-State members to pay all of Tri-State’s costs and expenses, including debt service associated with owning and operating its power supply business Contract flexibility • Each member system has the option to provide up to 5 percent of its energy requirements from generation it owns or controls, such as distributed or renewable energy • As of December 31, 2017, 22 member systems have made such an election, totaling approximately 143 MW or 3.2 percent of total generation capacity • Allows member flexibility Tri-State Investor Presentation | 13

$1.4B OPERATING REVENUE 2017 Tri-State numbers Tri-State’s strong financial position provides the association with the continued ability to meet the future needs of the member distribution systems and their member-owners. $61.7M NET MARGIN Energy sales 15.9M MWh MEMBER SALES 0.2M MWh 2.1M MWh MEMBER GENERATION NON-MEMBER SALES $4.9B TOTAL ASSETS Net margin Energy sold to members Member coincident peak demand Tri-State Investor Presentation | 14 2017 2,850 MW 2017 $62M 2017 15.9M MWh 2016 2,802 MW 2016 $32M 2016 15.7M MWh 2015 2,753 MW 2015 $53M 2015 15.8M MWh 18.2M MWh TOTAL SALES

Healthy sales growth Over the last 10 years, Tri-State has experienced steady growth in both energy sales to our members and in member revenue. The diversity in consumer bases, economic sectors and climate and weather patterns of our members’ service territories minimizes volatility within our system. Member revenue Member MWhs $1,600$1,600 17,000 16,000 15,000 14,000 13,000 12,000 11,000 10,000 0 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 ’07 ’08 ’09 ’10 ’11 ’12 ’13 ’14 ’15 ’16 ’17 ’07 ’’07 ’’098 ’1009 ’110 ’’11 ’’132 ’’13 ’’1154 ’’1165 ’’1176 ’17 Tri-State Investor Presentation | 15 YEARS YEARS THOUSANDS MILLIONS

Our master indenture

Tri-State's master indenture provides for a lien over nearly all of our assets.* Debt issued under the indenture is secured equally and ratably with all other secured obligations. Pursuant to the indenture, we are required to meet two main financial covenants: a Debt Service Ratio (DSR) and an Equity to Capitalization Ratio (ECR). The DSR requirement of at least 1.10 ensures that we have adequate cash flow to cover our debt payments, and the ECR requirement of at least 18 percent ensures that we maintain a sufficient balance between debt and equity.

*The master indenture does not provide a lien on the assets of our subsidiaries, including the Springerville Generating Station, the J.M. Shafer Generating Station or the Colowyo Coal Mine. The Springerville certificates are secured outside of the master indenture.

DSR & ECR
Tri-State has consistently maintained a debt service ratio well above the requirements of the master indenture. We have also steadily invested in assets while maintaining equity growth.

Indenture DSR for 2017 was
1.17

Indenture ECR for 2017 was
25.6%

Growing plant and increasing equity


MILLIONS
$5,000
$4,000
$3,000
$2,000
30%
25%
20%
15%
'12
'13
'14
'15
'16
'17
YEARS
EQUITY TO CAPITALIZATION RATIO (ECR)
EQUITY
LIABILITIES
ASSETS
ECR

TRI-STATE
Tri-State Investor Presentation | 16

For 2017, actual ECR was above our financial goal for the year. Our financial goals Our financial goals provide a cushion over our indenture requirements to collect margins, set rates and maintain a sound financial position. Our board of directors re-evaluates the policy periodically. Debt service ratio At least 1.175 in 2018 and increasing 0.005 each year until 1.20 is reached in 2023. Equity as a percent of total capitalization At least 22 percent in 2018 and increasing 0.5 percent each year until 25.0 percent is achieved in 2024. Debt ratings* Achieve and maintain long-term senior secured debt ratings of at least “A” from S&P and Fitch and at least “A2” from Moody’s. Liquidity Maintain 30-60 days of cash on hand and 100-300 days of liquidity on hand. *Current long-term senior secured debt ratings are “A3” by Moody’s, “A” by S&P and “A ” by Fitch. Current short-term ratings are “P-2” by Moody’s, “A-1” by S&P and “F1” by Fitch. Deferred revenue and restricted cash goal Recognize deferred revenue or defer revenue to achieve DSR equal to DSR goal and fund a restricted cash account to support deferred revenue balance. Tri-State Investor Presentation | 17

Total debt and equity Pollution Control Bonds 1% Total capitalization (as of 12/31/17) Commercial Paper 3% CFC 4% CoBank 25% 8% 75% Tri-State obtains capital through a variety of sources, including both public and private debt markets and margins. Additionally, we maintain equity at a level that provides for a healthy overall capital mix. We also manage interest rate risk by maintaining an appropriate balance between fixed rate and variable rate debt. Equity Debt SEC Registered Bonds 17% Total Debt 21% 21% 144A Bonds Private Placement Total debt 12% 88% Fixed Rate Fixed Rate Variable Rate 88% Tri-State Investor Presentation | 18

Our liquidity Tri-State is well-positioned to fund its ongoing operations and capital requirements. $750M TOTAL LIQUIDITY $100M cash + $650M line of credit includes $500M CP Program Tri-State Investor Presentation | 19 SHORT-TERM CAPEX FINANCING LIQUIDITY FINANCIAL GOAL VARIABLE RATE FINANCING FLEXIBILITY

The road ahead Tri-State anticipates financing through a variety of sources, giving us flexibility around how we structure our debt portfolio in relation to interest rate risk, maturity profile and amortization structure. With our commitment to the cooperative business model and to serving our member systems, Tri-State stands apart from other utilities. Our liquidity, healthy sales growth and readiness to meet future obligations and challenges highlight our strong financial position. Our major financing sources PRIVATE PLACEMENT / SEC REGISTERED BONDS / CoBANK / CFC / CREDIT FACILITY / COMMERCIAL PAPER Tri-State Investor Presentation | 20

Our different is better We are a member-owned cooperative This means we are not driven by profits; we’re driven by the communities we serve. Unlike investor-owned utilities (IOUs), we have: • No EPS targets • No high dividend payout ratios • No ancillary businesses • No EPS-driven M&A activity We are among the largest generation and transmission cooperatives in the country in terms of total assets, annual operating revenue, miles of transmission line owned, energy generation and sales. Our equity levels Our equity is comprised solely of patronage capital, similar to retained earnings of a for-profit company. We don’t have paid-in capital on common stock. A valuable service Working with our member systems, we provide power to consumers in rural areas that IOUs and municipals have historically ignored. Cooperatives, on average, serve 7.4 consumers per mile of transmission line, while IOUs average 34 consumers per mile. As a cooperative, everything we do is member-driven and member-focused. Our board of directors is made up of representatives from each of our 43 member systems, and with their guidance and governance, we continue to work with our member systems to serve the needs of communities and consumers across the West. Long-term wholesale power contracts Contracts obligate our member systems to pay all of our costs and expenses, including debt service, associated with owning and operating our power supply business. Our relationships with our members are built to last. Of our 43 member systems, 42 have contracts through 2050 and the remaining one through 2040. Tri-State Investor Presentation | 21

Tri-State credit strengths and 2017 in review • Increasingly diverse generation fleet provides options for supplying power to our member systems • Extensive transmission network, which enables Tri-State to improve reliability and add resources in the future • Long-term wholesale power contracts for at least 95 percent of each member system’s energy requirements to 2050 with 42 of 43 members (one contract runs through 2040) • Safety record remains better than the national average • Growing renewables portfolio, supported by the significant wind and solar resources available within our region • Cost management and rate stabilization are essential for Tri-State to remain a competitive power supplier to our member systems, and our operating expenses have remained flat over the past four years - mitigated cost pressures with no Class A rate increase for 2018 • Advanced Nucla Station, New Horizon Mine and Craig Unit 1 transition efforts • Completed and commissioned the Craig Unit 2 SCR and Unit 3 SNCR For investor inquiries, please contact us at investorrelations@tristategt.org Tri-State Investor Presentation | 22

P.O. Box 33695, Denver, CO 80233 www.tristate.coop Tri-State Investor Presentation | 23 0618 a touchstone energy cooperative